UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 13, 2006
                                (Date of Report)


                         CLEAN WATER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-27629                   23-2426437
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)


                     4030 PALOS VERDES DRIVE N., SUITE 104,
                             ROLLING HILLS, CA 90274
                    (Address of principal executive offices)

                                 (310) 265-8918
                         (Registrant's telephone number,
                              including area code)



         2716 St. Andrews Boulevard, Suite 200, Tarpon Springs, FL 34688
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)






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        This Report on Form 8-K being filed by Clean Water Technologies, Inc., a
Delaware corporation (the "Registrant" or the "Company") relates to the closing of a previously reported transaction.

ITEM 8.01   OTHER EVENTS

         The Registrant announced on April 13, 2006 that it closed its acquisition of the outstanding shares of SheerVision Inc., pursuant to the Share Exchange and Reorganization Agreement with SheerVision, Inc. and the holders of the outstanding shares of SheerVision Inc., previously reported on the Company's Current Report on Form 8-K filed on March 28, 2006. Pursuant to the agreement, an aggregate of 9,525,137 shares, or 95% of the outstanding shares of common stock were issued to Suzanne Lewsadder, the Registrant's Chief Executive Officer and Jeffrey Lewsadder, the Registrant's president and secretary.

         See Registrant's press release attached hereto as Exhibit 99.1.

ITEM 9.01.   FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits

         Exhibit 99.1   Press Release, dated April 13, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 13, 2006

                                      CLEAN WATER TECHNOLOGIES INC.


                                      /s/ Suzanne Lewsadder
                                      ------------------------------------------
                                      Name: Suzanne Lewsadder
                                      Title: Chief Executive Officer